UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2007

CLAYMONT STEEL HOLDINGS, INC.

(Exact name of registrant specified in its charter)

Delaware	333-136352	20-2928495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Philadelphia Pike, Claymont, Delaware	19703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (302) 792-5400

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 5, 2007, the Registrant announced that it intends to refinance its existing debt and it has responded to an Order from the Delaware Department of Natural Resources and Environmental Control regarding mercury emissions. The information in the press release relating to such announcements, dated February 5, 2007, is attached hereto as Exhibit 99.1 and such information is incorporated by reference herein.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYMONT STEEL HOLDINGS, INC.

Date: February 5, 2007	By:	/s/ David Clark
	Name:	David Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 5, 2007.